Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

145ES (CANADA) Limited	Nova Scotia
A V Co 1 Limited	United Kingdom
A V Co 2 Limited	United Kingdom
A V Co 3 Limited	United Kingdom
A.C.N. 000 043 872 Pty Limited	Australia
A.C.N. 000 370 150 Pty Ltd	Australia
A.C.N. 004 089 847 Pty Ltd	Australia
A.C.N. 004 297 009 Pty Ltd	Australia
A.C.N. 004 502 112 Pty Ltd.	Australia
A.C.N. 004 547 111 Pty Limited	Australia
A.C.N. 094 567 763 Pty Limited	Australia
AB Sjötofta Tråddrageri	Sweden
Accessories Marketing Holding Corp.	Germany
Accessories Marketing, Inc.	California
ACCULUBE Manufacturing GmbH- Schmiermittel und-gerate	Germany
Advanced Molding Company, Inc.	Philippines
AEC Technology SRL	Italy
AIP/BI Holdings, Inc.	Delaware
Allen Coding GmbH	Germany
Allen France SAS	France
Alpine Automation Limited	United Kingdom
Alpine Holdings, Inc.	Delaware
Alpine Systems Corporation	Ontario
Anaerobicos do Brasil Adesivos Ltda.	Brazil
Anaerobicos Srl	Argentina
Anahol SA	Argentina
Appleton Investments II L.L.C.	Delaware
Appleton Investments L.L.C.	Delaware
AppliChem GmbH	Germany
Applichem UK Limited	United Kingdom
Applichem, Inc.	Connecticut
Applied Australia Pty. Ltd.	Australia
Archem Quimica Ltda	Brazil
Ark-Les Components S.A. de C.V.	Mexico
Arylux Hungary Elektromechanikus Alkatreszgyarto Kft	Hungary
Auralex du Mont de Magny SCI	France
Avery Berkel France SAS	France
Avery India Limited	India
Avery Malaysia Sdn Bhd	Malaysia
Avery Weigh-Tronix (Suzhou) Weighing Technology Co. Ltd.	China
Avery Weigh-Tronix B.V.	Netherlands
Avery Weigh-Tronix Finance Limited	United Kingdom
Avery Weigh-Tronix Holdings Limited	United Kingdom
Avery Weigh-Tronix International Limited	United Kingdom
Avery Weigh-Tronix Limited	United Kingdom
Avery Weigh-Tronix Private Limited	India
Avery Weigh-Tronix Properties Limited	United Kingdom
Avery Weigh-Tronix UK Limited	United Kingdom
Avery Weigh-Tronix, LLC	Delaware
AWT Scales Limited	United Kingdom
AXA Power ApS	Denmark

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

B.C. Immo S.C.I.	France
Bangalore Integrated System Solutions Private Ltd	India
Bates Cargo-Pak ApS	Denmark
Bayshore Truck Equipment Company	Delaware
Beijing Miller Electric Manufacturing Co. Ltd.	China
Berkel (Ireland) Limited	Ireland
Berrington UK	United Kingdom
Betterway Ventures Ltd.	British Virgin Islands
Binks	United Kingdom
Bonnet Benelux Bvba	Belgium
Brapenta Eletronica Ltda.	Brazil
Bravoll Deutschland GmbH	Germany
Bravoll spol. s.r.o.	Czech Republic
Brook Instrument Korea Ltd.	Korea
Brooks Instrument (Hong Kong) Limited	Hong Kong
Brooks Instrument (Shanghai) Co. Ltd.	China
Brooks Instrument Asia Holdco	Mauritius
Brooks Instrument B.V.	Netherlands
Brooks Instrument Canada Corp.	Canada
Brooks Instrument Europe Operations B.V.	Netherlands
Brooks Instrument GmbH	Germany
Brooks Instrument India Private Limited	India
Brooks Instrument Kabushiki Kaisha	Japan
Brooks Instrument KFT	Hungary
Brooks Instrument Korea, Ltd.	Korea
Brooks Instrument LLC	Delaware
Brooks Instrument SAS	France
Brooks Instrument Singapore Pte, Ltd.	Singapore
Buell Industries, Inc.	Delaware
Burseryds Bruk AB	Sweden
Bycotest AB	Sweden
Calvia sp. Z.o.o.	Poland
Capital Ventures (Australasia) S.à r.l	Luxembourg
Caretex ApS	Denmark
Caretex Asia Ltd.	Thailand
Caretex PTE Ltd.	Singapore
Caretex ROH (Thailand) Ltd.	Thailand
Caretex USA Inc.	Delaware
CCC Heavy Duty Truck Parts Company	Delaware
CCC Parts Company	Delaware
CCC Truck Parts Company	Delaware
CCI Corporation	Delaware
CCI Realty Company	Delaware
Ceast Asia Pte Ltd.	Singapore
Celcor Limited	Ontario
Celeste Industries Corporation	Connecticut
Central Weighing Limited	United Kingdom
CER Foils SAS	France
CER SAS	France
Cetram Pty Limited	Australia
CFC Europe (UK) Limited	United Kingdom

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

CFC Europe GmbH	Germany
CFC International Corporation	Delaware
Cheer Bright Ltd.	British Virgin Islands
Chris Kay Limited	Ireland
Cleanman Cleaning Devices Ltd.	Taiwan
Coeur (Shanghai) Medical Appliance Trading Co., Ltd	China
Coeur Asia Limited	China
Coeur Europe	Belgium
Coeur Holding Company	Delaware
Coeur Medical Products Services, S. De R.L. De C.V.	Mexico
Coeur Medical Products, LLC	Delaware
Coeur Medical Products, S. De R.L. De C.V.	Mexico
Coeur Medical Services, LLC	Delaware
Coeur, Inc.	Indiana
Comistelcom, S.L.	Spain
Compagnie de Materiel et d'Equipements Techniques-Comet SAS	France
Compagnie Hobart S.A.S.	France
Constructions Isothermiques Bontami SAS	France
Crane Carrier (Canada) Limited	Canada
Crane Carrier Company	Delaware
CS (Australasia) Limited	Bermuda
CS (Australia) Pty Limited	Australia
CS (Europe) Holdings Ltd.	Bermuda
CS (Far East) Holding Company Ltd.	Bermuda
CS (Finance) Europe S.a.r.l.	Luxembourg
CS (Global) Holdings Ltd.	Bermuda
CS (Investments) Ltd.	Bermuda
CS (Ventures) Ltd.	Bermuda
CS Domestic Financing Inc.	United States
CS Financing I LLC	Delaware
CS Investments Australia Pty Ltd	Australia
CS Mexico Holding Company S DE RL DE CV	Mexico
CS Packaging Corporation Ltd.	British Virgin Islands
CS PMI Holdings Inc.	Delaware
CSMTS INC.	Delaware
CSTS L.L.C.	Delaware
Cullen Building Products Inc.	Canada
Cumberland Leasing Co.	Illinois
D.F. International (Dominican Republic) Inc.	Delaware
Dacro B.V.	Netherlands
Danley Construction Products Pty Ltd	Australia
DBM.S Deutsche Baumärkte Service GmbH	Germany
D-Clean profi, s.r.o.	Czech Republic
Densit ApS	Denmark
Densit Asia Pacific Sdn Bhd	Malaysia
Despatch Industries (Shanghai) Trading Co., Ltd	China
Despatch Industries GmbH	Germany
Despatch Industries Korea Yuhan Hoesa	Korea-South
Despatch Industries Limited Partnership	Minnesota
Despatch Industries PTE Ltd.	Singapore
Despatch Industries Taiwan Ltd.	Taiwan

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Devcon Limited	Ireland
DGFC Inc.	Delaware
DHP (Thailand) Limited	Thailand
DHP Co., Ltd.	South Korea
Diagraph Corporation Sdn. Bhd	Malaysia
Diagraph ITW Mexico, S. de R.L. De C.V.	Mexico
Diagraph México, S.A. DE C.V.	Mexico
Distribuidora de Productos Sebring, S. de R.L. de C.V.	Mexico
Dongguan Ark-Les Electric Components Co., Ltd.	China
Dongguan CK Branding Co., Ltd.	China
Dorbyl U.K. (Holdings) Limited	United Kingdom
Duo-Fast Corporation	Illinois
Duo-Fast de Espana S.A.	Spain
Duo-Fast Korea Co. Ltd.	South Korea
E.C.S. d.o.o.	Croatia
ECS Cable Protection Sp. Zoo	Poland
Eddie Connally & Co Limited	Ireland
Elastomeric Roofing Systems, Inc.	Minnesota
Electric Light Development Ltd.	British Virgin Islands
Elga AB	Sweden
Elga Skandinavian AS	Norway
Elisphere Sarl	France
ELRO (Holding) AG	Switzerland
ELRO (U.K.) LIMITED	United Kingdom
ELRO Grosskuchen GmbH	Austria
ELRO Grosskuchen Gmbh	Germany
ELRO Gulf FZE	United Arab Emirates
ELRO-WERKE AG	Switzerland
Eltex-Elektrostatik-Gesellschaft mit beschränkter Haftung	Germany
EMIC Equipamentos E Sistemas De Ensaio Ltda.	Brazil
Envases Multipac, S.A. de C.V.	Mexico
EP Holdings General Partnership	Australia
Epirez Australia Pty Ltd	Australia
Equipamentos Cientificos Instron Ltda.	Brazil
Euromere Spraycore SAS	France
Eurotec Deutschland GmbH	Germany
Eurotec Srl	Italy
Exactrak Limited	United Kingdom
Exportadora Lerma SA	Mexico
Facido GmbH	Germany
Fantapak International Corporation	Michigan
Fargesta Participacoes Ltda.	Brazil
Fasver SAS	France
Fasver Technology, Inc.	Delaware
FEG Investments L.L.C.	Delaware
Filtertek De Mexico Holding Inc.	Delaware
Filtertek De Mexico, S.A. de C.V.	Mexico
Filtertek Do Brasil Industria E Comercio Ltda.	Brazil
Filtertek S.A.S.	France
Flejes MISA, S. de R.L. de C.V.	Mexico
Flejes Modelo, S. DE R.L. DE C.V.	Mexico

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Forkardt - France SAS	France
Forkardt Deutschland GmbH	Germany
Forkardt International Limited	United Kingdom
Forkardt Schweiz GmbH	Switzerland
Form Koruyucu Ambalaj Sanayi Ve Ticaret Limited Sirketi	Turkey
Forte Noord-West-Europa B.V.	Netherlands
Foster Refrigerator France S.A.S.	France
Gamko B.V.	Netherlands
Gamko Réfrigération Eurl	France
Gamko Slovakia S.R.O.	Slovakia
Gamko Vyroba S.R.O.	Slovakia
GC Financement SA	France
GK Despatch Industries	Japan
GloboPlastt s.r.o.	Slovakia
GRK Canada Limited	Canada
GRK US Limited	Minnesota
GSE Holdings Inc.	Delaware
GSE IP LLC	Delaware
Guangzhou Hwa Meir Packing Daily Commodities Co., Ltd.	China
Gun Hwa Platech (Taicang) Co. Ltd.	China
H.A. Springer marine + Industrie service GmbH	Germany
Hartness Aviation, LLC	South Carolina
Hartness International Europe, GmbH	Germany
Haubold Paslode GmbH (Switzerland)	Switzerland
Haubold-Kihlberg bvba	Belgium
Heavy Duty Parts, Inc.	Delaware
Heger Belgium BVBA	Belgium
Heger GmbH European Diamond Tools	Germany
Heger Holland B.V	Netherlands
High Mind International Offshore Limited	British Virgin Islands
Highland Champ Corporation	British Virgin Islands
Hobart (Japan) K.K.	Japan
Hobart Andina S.A.	Columbia
Hobart Argentina S.A.	Argentina
Hobart Brothers Company	Ohio
Hobart Brothers International Chile Limitada	Chile
Hobart Canada Corp.	Canada
Hobart Corporation	Delaware
Hobart Dayton Mexicana, S. de R.L. de C.V.	Mexico
Hobart do Brasil Ltd.	Brazil
Hobart Food Equipment Co., Ltd.	China
Hobart Foster Belgium B.V.B.A.	Belgium
HOBART Gesellschaft mit beschränkter Haftung	Germany
Hobart International (Singapore) Pte. Ltd.	Singapore
Hobart Korea Co. Ltd.	South Korea
Hobart Nederland B.V.	Netherlands
Hobart Sales & Service, Inc.	Ohio
Hobart Scandinavia ApS	Denmark
Hobart Techniek B.V.	Netherlands
Hopital Services Systemes S.A.S.	France
Horis SAS	France

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Hsb SOFT Limited	Ireland
HsbSOFT Cia Ltda	Ecuador
HsbSOFT, BVBA	Belgium
I.T.W. Inc.	Illinois
ILC Investments Holdings Inc.	United States
Illinois Tool Works (Chile) Limitada	Chile
Illinois Tool Works (ITW) Nederland B.V.	Netherlands
Illinois Tool Works Norway AS	Norway
Impar Comercio Representacoes Ltd.	Brazil
Indiana Pickling and Processing Company	Indiana
Industria e Comercio de Maquinas Perfecta Curitiba Ltda.	Brazil
Industrias Concepto del Pacifico Guatemala S.A.	Guatemala
Industrie Plastic Elsässer GmbH	Germany
InHold (NZ) Finance Ltd.	Bermuda
InHold (UK) Finance Ltd.	Bermuda
Inmobillaria Cit., S.A. de C.F.	Mexico
INN SP Z.o.o.	Poland
Innova Temperlite 1200, S.A. de C.V.	Mexico
Innova Temperlite Servicios, S.A. de C.V.	Mexico
Instron (Shanghai) Experiment Equipment Trade Co., Ltd.	China
Instron (Thailand) Limited	Thailand
Instron Deutschland GmbH	Germany
Instron Foreign Sales Corp. Limited	Jamaica
Instron France S.A.S.	France
Instron Holdings Limited	United Kingdom
Instron India Private Limited	India
Instron International Limited	United Kingdom
Instron Japan Company, Ltd.	Massachusetts
Instron Korea LLC	South Korea
Instron Proprietary Limited	Australia
Instron Singapore Pte Limited	Singapore
Instron Structural Testing Systems GmbH	Germany
International Leasing Company	Delaware
International Truss Systems Proprietary Limited	South Africa
Interstrap B.V.	Netherlands
IPHC LLC	Delaware
Isolenge Isolantes Termicos Ltda	Brazil
Isolenge Termo Construcoes Ltda.	Brazil
ITECMA S.A.S.	France
ITW (China) Investment Company Limited	China
ITW (Deutschland) GmbH	Germany
ITW (EU) Holdings Ltd.	Bermuda
ITW (Malaysian) Holdings Company Ltd.	Bermuda
ITW Acmor (Shanghai) Co., Ltd.	China
ITW Administration GmbH	Germany
ITW AEP LLC	Delaware
ITW AFC Pty Ltd	Australia
ITW Air Hammer s.r.o.	Czech Republic
ITW Aircraft Investments Inc.	Delaware
ITW Airport Ground Equipment (Beijing) Co. Ltd.	China
ITW Alpha Sárl	Luxembourg

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

ITW Ampang Industries Philippines, Inc.	Philippines
ITW Angleboard AB	Sweden
ITW AOC, LLC	South Korea
ITW Ark-Les Corporation	Massachusetts
ITW Australia Pty Ltd	Australia
ITW Austria Vertriebs GmbH	Austria
ITW Automotive Components & Fasteners Japan K.K.	Japan
ITW Automotive Components (Chongqing) Co. Ltd.	China
ITW Automotive Fasteners (Shanghai) Co., Ltd.	China
ITW Automotive Italia Srl	Italy
ITW Automotive Products GmbH	Germany
ITW Bailly Comte S.A.S.	France
ITW Bay Area Labels (Shanghai) Co., Ltd.	China
ITW Befestigungssysteme GmbH	Germany
ITW Belgium S.p.r.l.	Belgium
ITW Bevestigingssystemen B.V.	Netherlands
ITW Brazilian Nominee L.L.C.	Delaware
ITW Building Components Group Inc.	Delaware
ITW Bulgaria EOOD	Bulgaria
ITW Business Development S.à r.l.	Luxembourg
ITW Canada Holdings Company	Nova Scotia
ITW Canada Inc.	Ontario
ITW Canada Investments Limited Partnership	Canada
ITW Canada Management Company/Compagnie Gestion ITW Canada	Nova Scotia
ITW CCIP Holdings LLC	Delaware
ITW Celeste Inc.	Delaware
ITW Chemical Products Ltda	Brazil
ITW Chemical Products Scandinavia ApS	Denmark
ITW Colombia S.A.S.	Colombia
ITW Construction Products (Singapore) Pte. Ltd.	Singapore
ITW Construction Products (Suzhou) Co. Ltd.	China
ITW Construction Products AB	Sweden
ITW Construction Products ApS	Denmark
ITW Construction Products AS	Norway
ITW Construction Products CR, s.r.o.	Czech Republic
ITW Construction Products Espana S.A.	Spain
ITW Construction Products Italy Srl	Italy
ITW Construction Products Malaysia Sdn. Bhd.	Malaysia
ITW Construction Products OU	Estonia
ITW Construction Products Oy	Finland
ITW Contamination Control (Wujiang) Company Limited	China
ITW Contamination Control B.V.	Netherlands
ITW Covid Security Group Inc.	Delaware
ITW CP Distribution Center Holland BV	Netherlands
ITW CPM S.A.S.	France
ITW CS (UK) Ltd.	United Kingdom
ITW DaeLim, LLC	South Korea
ITW de France S.A.S.	France
ITW de Guatemala Y Compañia, Sociedad en Comandita por Acciones	Guatemala
ITW DelFast do Brasil Ltda.	Brazil
ITW Delta Sárl	Luxembourg

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

ITW Denmark ApS	Denmark
ITW do Brasil Industrial e Comercial Ltda.	Brazil
ITW Domestic Finance II Inc.	Delaware
ITW Domestic Holdings Inc.	Delaware
ITW DS Investments Inc.	Delaware
ITW Dynatec Adhesive Equipment (Suzhou) Co. Ltd.	China
ITW Dynatec GmbH	Germany
ITW Dynatec Kabushiki Kaisha	Japan
ITW Dynatec Singapore Pte. Ltd.	Singapore
ITW Electronic Business Asia Co., Limited	Taiwan
ITW Electronic Components/Products (Shanghai) Co., Ltd.	China
ITW Electronic Packaging (Malta) Ltd.	Malta
ITW Epsilon Sárl	Luxembourg
ITW Espana S.A.	Spain
ITW Fastener Products GmbH	Germany
ITW Fastex de Argentina S.A.	Argentina
ITW FEG Hong Kong Limited	Hong Kong
ITW Finance Europe SA	Luxembourg
ITW Finance II L.L.C.	Delaware
ITW Foils B.V.	Netherlands
ITW Foils, S.L.	Spain
ITW Food Equipment Group LLC	Delaware
ITW Gamma Sárl	Luxembourg
ITW German Management LLC	Delaware
ITW German Real Estate Management GmbH & Co. KG	Germany
ITW GH LLC	South Korea
ITW Global Investments Holdings LLC	Delaware
ITW Global Investments Inc.	Delaware
ITW Graphics (Thailand) Ltd.	Thailand
ITW Graphics Asia Limited	Hong Kong
ITW Graphics France Eurl	France
ITW Graphics Italy S.r.l.	Italy
ITW Graphics Korea Co. Ltd.	South Korea
ITW Graphics Tekstil Sanayi Ve Dis Ticaret Limited Sirketi	Turkey
ITW Great Britain Investment & Licensing Holding Company	Delaware
ITW Group European Finance Company Ltd.	Bermuda
ITW Group France (Luxembourg) S.à r.l.	Luxembourg
ITW GSE Group Asia Pacific (s) PTE LTD.	Singapore
ITW Guatemala Holdings LLC	Delaware
ITW Gunther S.A.S.	France
ITW Heller GmbH	Germany
ITW Hi-Cone Japan Limited	Japan
ITW HLP Thailand Co. Ltd.	Thailand
ITW Holding Quimica B.C., S.L., Sole Shareholder Company	Spain
ITW Holdings Australia L.P.	Australia
ITW Holdings Pty Ltd	Australia
ITW Holdings UK	United Kingdom
ITW ILC Holdings I Inc.	Delaware
ITW Imaden Industria e Comercio Ltda.	Brazil
ITW India Limited	India
ITW Industrial Components SrL	Italy

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

ITW Industry B.V.	Netherlands
ITW Industry SAS	France
ITW Insulation System - Sistemas de Isolamento Ltda.	Brazil
ITW Insulation Systems FZE	United Arab Emirates
ITW Insulation Systems Malaysia Sdn Bhd	Malaysia
ITW International Holdings LLC	Delaware
ITW International Intellectual Property LLC	Delaware
ITW Investments Limited	United Kingdom
ITW Ireland	Ireland
ITW Ireland Holdings	Ireland
ITW Ispracontrols Bulgaria EOOD	Bulgaria
ITW Italy Finance Srl	Italy
ITW Italy Holding Srl	Italy
ITW Limited	United Kingdom
ITW Litec France S.A.S.	France
ITW LLC & Co. KG	Germany
ITW Lombard Holdings Inc.	Delaware
ITW Meritex Sdn. Bhd.	Malaysia
ITW Metal Fasteners, S.L.	Spain
ITW Metalflex D.o.o.	Slovenia
ITW Mexico Capital, S. DE R.L. DE C.V.	Mexico
ITW Mexico Holding Company S. De R.L. de C.V.	Mexico
ITW Mexico Holding Inc.	Delaware
ITW Mexico Holdings LLC	Delaware
ITW México, S. de R.L. de C.V.	Mexico
ITW Mima Films L.L.C.	Delaware
ITW Mima Holdings L.L.C.	Delaware
ITW Mima Systems S.A.S.	France
ITW Morlock GmbH	Germany
ITW Mortgage Investments I, Inc.	Delaware
ITW Mortgage Investments II, Inc.	Delaware
ITW Mortgage Investments III, Inc.	Delaware
ITW Mortgage Investments IV, Inc.	Delaware
ITW New Zealand Holdings	New Zealand
ITW New Zealand Limited	New Zealand
ITW North America Canada, Inc	Canada
ITW Novadan Sp. Z.o.o.	Poland
ITW Operations Australia Pty Ltd	Australia
ITW Packaging (Malaysia) Sdn Bhd	Malaysia
ITW Packaging (Qingdao) Co. Ltd.	China
ITW Packaging (Shanghai) Co., Ltd.	China
ITW Packaging Systems Group GmbH	Germany
ITW Packaging Systems OOO	Russia
ITW Participacoes Ltda.	Brazil
ITW Participations S.à r.l.	Luxembourg
ITW Pension Funds Trustee Company	United Kingdom
ITW Performance Polymers & Fluids Japan Co. Ltd.	Japan
ITW Performance Polymers & Fluids Korea Limited	South Korea
ITW Performance Polymers & Fluids OOO	Russia
ITW Performance Polymers (Wujiang) Co., Ltd.	China
ITW Performance Polymers and Fluids (Hong Kong) Co. Limited	Hong Kong

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

ITW Performance Polymers and Fluids Group FZE	United Arab Emirates
ITW Performance Polymers and Fluids Pte. Ltd.	Singapore
ITW Performance Polymers Trading (Shanghai) Co. Ltd.	China
ITW Philippines Holdings LLC	Delaware
ITW PMI Investments, Inc.	Delaware
ITW POLSKA SP. Z O.O.	Poland
ITW Poly Recycling GmbH	Switzerland
ITW Polymex, S. DE R.L. DE C.V.	Mexico
ITW PPF Brasil Adesivos Ltda.	Brazil
ITW Pronovia s.r.o.	Czech Republic
ITW Real Estate Management GmbH	Germany
ITW Residuals III L.L.C.	Delaware
ITW Residuals IV L.L.C.	Delaware
ITW Reyflex France S.A.S.	France
ITW Rivex S.A.S.	France
ITW Servicios, S. de R.L. de C.V.	Mexico
ITW Shippers S.p.r.l.	Belgium
ITW Signode Holding GmbH	Germany
ITW Simco-Ion (Shenzhen) Co. Ltd.	China
ITW Singapore (Pte) Ltd.	Singapore
ITW SMPI S.A.S.	France
ITW Spain Holdings, S.L.	Spain
ITW Specialty Film LLC	South Korea
ITW Specialty Films (Poland) sp zoo	Poland
ITW Specialty Films France	France
ITW Specialty Films Italy S.r.l.	Italy
ITW Speedline Equipment (Suzhou) Co. Ltd.	China
ITW Spraytec S.A.S.	France
ITW Stokvis Conversao De Fitas Adesivas Ltda.	Brazil
ITW Strapping (Shenyang) Co., Ltd.	China
ITW Sverige AB	Sweden
ITW Sweden Holding AB	Sweden
ITW Syn-Tex México S.A de C.V.	Mexico
ITW Temb (QUFU) Automotive Cooling Systems Co. Ltd.	China
ITW Test & Measurement (Shanghai) Co., Ltd	China
ITW Test & Measurement GmbH	Germany
ITW Test and Measurement Italia Srl	Italy
ITW Test and Measurement Services Industry and Trade Ltd.	Turkey
ITW Texwipe Philippines, Inc.	Philippines
ITW Thermal Films (Shanghai) Co., Ltd.	China
ITW Tiede Non-destructive testing GmbH	Germany
ITW UK	United Kingdom
ITW Universal II LLC	Delaware
ITW Universal L.L.C.	Delaware
ITW V.A.C. B.V.	Netherlands
ITW Welding Products B.V.	Netherlands
ITW Welding Products Group FZE	UAE -Dubai
ITW Welding Products Group, S. DE R.L. De C.V.	Mexico
ITW Welding Products Italy Srl	Italy
ITW Welding Products Limited Liability Company	Russia
ITW Welding Produtos Para Solgdagem Ltda.	Brazil

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

ITW Welding S.A.S.	France
ITW Welding Servicios, S. de R.L. de C.V.	Mexico
ITW Welding Singapore Pte. Ltd.	Singapore
ITW Welding Torches Europe D-Tech GmbH	Germany
ITW Zip-Pak Packaging (Shanghai) Ltd.	China
James Briggs Holdings	United Kingdom
James Briggs Trustee Limited	United Kingdom
Japan Polymark Co. Ltd.	Japan
Josef Kihlberg AB	Sweden
Josef Kihlberg AS	Norway
Josef Kihlberg ZAO	Russian Federation
KB Sektionen 1	Sweden
KCPL Holdings Private Limited	Singapore
KCPL Mauritius Holdings	Mauritius
Kester Asia Holdings, Inc.	Delaware
Kester Components (M) Sdn. Bhd.	Malaysia
Kester Components Private Limited	Singapore
Kester Electronic Materials (Suzhou) Co., Ltd.	China
Kester GmbH	Germany
Kester, Inc.	Delaware
Kitazawa Sangyo Co., Ltd.	Japan
Kiwiplan Europe Limited	United Kingdom
Kiwiplan GmbH	Germany
Kiwiplan Inc.	Ohio
Kiwiplan NZ	New Zealand
Kleinmann GmbH	Germany
KP Comercio e Industria de Productos Para Automoveis e Lubrificantes, S.A.	Portugal
Krafft Argentina, S.A.	Argentina
Krafft, S.L.	Spain
Lachenmeier ApS	Denmark
Lajota SA	Argentina
Lebo, S.L.	Spain
Liljendals Bruk AB	Finland
Lock Inspection Group Limited	United Kingdom
Lock Inspection Holdings Limited	United Kingdom
Lock Inspection Investments Limited	United Kingdom
Lock Inspection Systemes France Sarl	France
Lock Inspection Systems BV	Netherlands
Lock Inspection Systems Inc.	Massachusetts
Lock Inspection Systems Limited	United Kingdom
Loma Systems (Canada) Inc.	Canada
Loma Systems sro	Czech Republic
Lombard Pressings Limited	United Kingdom
Loveshaw Europe Limited	United Kingdom
LSPS Inc.	Delaware
Lumex, Inc.	Illinois
Lunsar Participacões Ltda.	Brazil
Luvex Industria De Equipamentos De Protecao Ltda.	Brazil
Lys Fusion Poland Sp. z.o.o.	Poland
M & C Specialties (Ireland) Limited	Ireland
M & C Specialties Co.	Pennsylvania

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

M & C Specialties Company HK Limited	Hong Kong
M&C Specialties (Shenzhen) Co. Ltd.	China
M&C Specialties Bohai Converting M&C Co.	China
M.P.S. Metal Plastik Sanayi Cember ve Paketleme Sistemleri Imalat ve Ticaret A.S.	Turkey
Magna Industrial Company Limited	Hong Kong
Manhattan Lynch Limited	United Kingdom
Manufacturing Avancee S.A.	Morocco
Maquilas y Componentes Industriales, I S.A. de C.V.	Mexico
Marescol SA	France
Maxal International, Inc.	Michigan
Mbelish.com Limited	United Kingdom
MBM France S.A.S.	France
Mercotrade Importacao e Exportacao Ltda.	Brazil
Meritex Technology (Suzhou) Co. Ltd.	China
Metro Sport Limited	United Kingdom
Metropolitan Oils (Proprietary) Limited	South Africa
Mezger Heftsysteme GmbH	Germany
Miller Electric Mfg. Co.	Wisconsin
Miller Insurance Ltd.	Bermuda
Mima Films L.L.C.	Delaware
Mima Films S.a.r.l.	Luxembourg
Mima Films Sprl	Belgium
MultiBind Biotech GmbH	Germany
National Fleet Supply Corporation	Delaware
National Truck Parts of the Midwest, Inc.	Delaware
National Truck Parts, Inc.	Delaware
NDT Holding LLC	Delaware
Norden Czech s.r.o.	Czech Republic
NorDen Holding Hadsund ApS	Denmark
Norden Olje AB	Sweden
NorDen Olje ApS	Denmark
Norden Olje AS	Norway
Norden Sp. Z.o.o. Polen	Poland
Nordic S.A.S.	France
Norsk Signode AS	Norway
North Star Imaging Europe SAS	France
North Star Imaging, Inc.	Minnesota
Nova Chimica, S.r.l.	Italy
Novadan ApS	Denmark
Noza Holdings Pty Ltd	Australia
NSC Europe Limited	United Kingdom
NuTrus LLC	Delaware
NYCO-KRAFFT, S.A.	Spain
Odesign, Inc.	Illinois
Orbitalum Tools GmbH	Germany
Orgapack GmbH	Switzerland
Oy M. Haloila AB	Finland
P.W.T. Srl	Italy
Pacific Concept Industries (USA) LLC	Delaware
Pacific Concept Industries Limited (Enping)	China

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Packaging Leasing Systems Inc.	Delaware
Packaging Solutions Tanzania Limited	Tanzania
Panreac Chimie, Sarl	France
Panreac Quimica, LDA	Portugal
Panreac Quimica, S.L.	Spain
Paradym Investments Ltd.	Nevada
Paslode Fasteners (Shanghai) Co., Ltd.	China
Paul Forkardt Inc.	Delaware
PCI (Shanghai) Trade Co. Ltd.	China
Penta Don OOO	Russia
Penta Enisey OOO	Russia
Penta Sever OOO	Russia
Penta Sibir OOO	Russia
Penta Ural OOO	Russia
Penta Volga OOO	Russia
PENTA-91 OOO	Russia
Periclimeno, S.L.	Spain
Pistora Oy	Finland
PMI Food Equipment Group Canada Inc.	Ontario
Polymark Export Limited	United Kingdom
PR. A. I. Srl	Italy
Precision Brake & Clutch, Inc.	Delaware
Premark FEG L.L.C.	Delaware
Premark HII Holdings, Inc.	Ohio
Premark International Holdings B.V.	Netherlands
Premark International, LLC	Delaware
Premark N.V.	Netherland Curacao
Prodex Selbstklebeprodukte GmbH	Germany
Prolex, Sociedad Anónima	Costa Rica
Prolim Comercio de Higiene E Limpeza Ltda.	Brazil
Prolim Quimica Avancada Ltda.	Brazil
Prolim Servicos e Manutencao Ltda.	Brazil
Propaper Industria E Comercio de Papeis Ltda.	Brazil
Pryda (Malaysia) Sdn Bhd	Malaysia
Pryda (Thailand) Co., Ltd.	Thailand
PT ITW Construction Products Indonesia	Indonesia
PT Pryda Indonesia	Indonesia
PTO Sales Corporation	Delaware
QSA Global, Inc.	Delaware
Quandel Verpackungs- und Foerdertechnik GmbH	Germany
Quimica Industrial Mediterraneo, S.L.	Spain
Quimica TF, S.A. de C.V.	Mexico
Ramset Fasteners (Hong Kong) Ltd.	Hong Kong
Ransburg-Gema UK Limited	United Kingdom
Rapid Cook LLC	Delaware
Regent Hose and Hydraulics Limited	United Kingdom
Rotular Servicoes e Assistencia Tecnica em Rotulagem Ltda.	Brazil
S.E.E. Sistemas Industria E Comercio Ltda.	Brazil
Saint John (Delaware) LLC	Delaware
Salter India Private Limited	India
Sarsfield Corporation N.V.	Netherland Curacao

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Schember Ges.mbH	Austria
Schnee-Morehead, Inc.	Texas
Schneider + Klein Wyrobi Metalowe Sp.Zo.O.	Poland
Scybele S.A.S.	France
Sealant Systems International, Inc.	California
Sentinel Asia Yuhan Hoesa	South Korea
ServUS Fleet Management Inc.	Delaware
SG Invest Holding GmbH	Germany
Shanghai ITW Plastics And Metal Co., Ltd.	China
Signode (Thailand) Limited	Thailand
Signode AB	Sweden
Signode Brasileira Ltda.	Brazil
Signode Brazilian Nominee LLC	Delaware
Signode BVBA	Belgium
Signode Hong Kong Limited	Hong Kong
Signode Kabushiki Kaisha	Japan
Signode Korea Inc.	South Korea
Signode México, S. de R.L. de C.V.	Mexico
Signode Packaging Systems Limited	Kenya
Signode Pickling Holding LLC	Delaware
Signode Singapore Investments Pte. Ltd.	Singapore
Signode Singapore Pte. Ltd.	Singapore
Signode System GmbH	Germany
Simco (Nederland) B.V.	Netherlands
Simco Japan, Inc.	Japan
Six States Distributors, Inc.	Utah
Slab Holdings Limited	United Kingdom
Slime South Pacific Pty Ltd	Australia
Sn Investors, Inc.	Delaware
Sociedad Industrial Tecnica Colombiana S.A. (Sinteco)	Colombia
Société Civile Immobilière des Baquets	France
Societe Civile Immobiliere Rousseau-Ivry	France
Societe de Constructions Elbeuvienne de Materiels our L'Alimentation SAS	France
Société de Prospection et d'Inventions Techniques S.A.S.- SPIT	France
Solutions Group Transaction Subsidiary Inc.	Delaware
Space Bag LLC	Delaware
Speedline Holdings I, Inc.	Delaware
Speedline Holdings I, LLC	Delaware
Speedline Technologies Asia Pte. Ltd.	Singapore
Speedline Technologies GmbH	Germany
Speedline Technologies Mexico Services, S. de R.L. de C.V.	Mexico
Speedline Technologies Mexico, S. de R.L. de C.V.	Mexico
Speedline Technologies, Inc.	Delaware
Standard Parts Corporation	Delaware
Steelfast Asia Sdn Bhd	Malaysia
Stokvis Celix Espana Unipersonal SL	Spain
Stokvis Celix Portugal LDA	Spain
Stokvis Danmark AS	Denmark
Stokvis Promi Czech s.r.o.	Czech Republic
Stokvis Promi Slovakia s.r.o.	Slovakia
Stokvis Prostick Pvt. Ltd.	India

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Stokvis Spain Holding SL	Spain
Stokvis Tape Group B.V.	Netherlands
Stokvis Tapes (Beijing) Co. Ltd.	China
Stokvis Tapes (Hong Kong) Co. Ltd.	Hong Kong
Stokvis Tapes (Shanghai) Co. Ltd.	China
Stokvis Tapes (Shenzhen) Co. Ltd.	China
Stokvis Tapes (Taiwan) Co. Ltd.	Taiwan
Stokvis Tapes (Tianjin) Co. Ltd.	China
Stokvis Tapes BVBA	Belgium
Stokvis Tapes Deutschland GmbH	Germany
Stokvis Tapes Deutschland Holding GmbH	Germany
Stokvis Tapes Estonia OÜ	Estonia
Stokvis Tapes France SAS	France
Stokvis Tapes India Pvt. Ltd.	India
Stokvis Tapes Limited Liability Company	Russia
Stokvis Tapes Magyarorszag Kft	Hungary
Stokvis Tapes Nederland B.V.	Netherlands
Stokvis Tapes Norge AS	Norway
Stokvis Tapes Oy	Finland
Stokvis Tapes Polska Sp Z.O.O.	Poland
Stokvis Tapes Singapore Pte. Ltd.	Singapore
Stokvis Tapes Sverige AB	Sweden
Strapex ApS	Denmark
Strapex Austria Ges. mbH	Austria
Strapex Embalagem L.d.a.	Portugal
Strapex GmbH	Germany
Strapex GmbH	Switzerland
Strapex Holding GmbH	Switzerland
Strapex Holdings Limited	United Kingdom
Strapex India Limited	India
Strapex Nederland B.V.	Netherlands
Strapex S.A.S.	France
Strapex S.p.r.l.	Belgium
Strapex Srl	Italy
Stretch Packaging Systems Company	Nova Scotia
Stretch Packaging Systems Limited	Ireland
Stretch Packaging Systems LLC	Delaware
Suki International GesmbH	Austria
Suki International GmbH	Germany
Suki International Trading (Shanghai) Co. Ltd.	China
Superior Spring Company	Delaware
Sweldx AB	Sweden
SWT Holdings B.V.	Netherlands
SysPack do Brasil Participações Ltda.	Brazil
Syspack Industria e Comercio de Sistemas de Embalagens Industriais Ltda.	Brazil
Tag Fasteners Sdn. Bhd.	Malaysia
Tarutin Kester Co., Ltd.	Japan
Technopack Industria, Comercio, Consultoria e Representacoes Ltda.	Brazil
Tecnotapes S.r.l.	Italy
Teknek (China) Limited	Scotland
Teknek (Japan) Limited	Scotland

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Teknek Limited	Scotland
Teksaleco Ltd.	Scotland
Ten Plus S.A.S.	France
TERRA-S Automotive Systems GmbH & Co. KG	Germany
TERRA-S Japan KK	Japan
TERRA-S Michael Stehle Verwaltungs GmbH	Germany
The Devilbiss Company Limited	United Kingdom
The Loveshaw Corporation	Delaware
The Real Reel Corporation	Rhode Island
The Three Russells, Sociedad Anónima	Costa Rica
Thirode Grandes Cuisines Poligny SAS	France
Tien Tai Electrode (Kunshan) Co., Ltd.	China
Tien Tai Electrode (Qingdao) Co., Ltd.	China
Tien Tai Electrode Co., Ltd.	Taiwan
Tranosliw 2 Ltd.	United Kingdom
Troy Investments I LLC	Delaware
Truswal Systems Limited	United Kingdom
Twinaplate Limited	United Kingdom
U-Joints, Inc.	Delaware
Valeron Strength Films B.V.B.A.	Belgium
Varybond Chemie AG	Switzerland
Veneta Decalcogomme s.r.l.	Italy
Versachem Chile S.A.	Chile
Vertique, Inc.	North Carolina
Vitronics Soltec B.V.	Netherlands
Vitronics Soltec Corporation	Delaware
Vitronics Soltec Pte. Ltd.	Singapore
Vitronics Soltec Technologies (Suzhou) Co., Ltd.	China
VR-Leasing Sarita GmbH & Co. Immobilien KG	Germany
VS Acquisition Holding Co.	Delaware
VS European Holdco BV	Netherlands
VS Holding Co.	Delaware
Vulcan-Hart Canada Corp.	Canada
W & T Avery (Malawi) Limited	Malawi
Wachs Canada Ltd.	Nova Scotia
Wachs Subsea LLC	Illinois
Weigh-Tronix Canada, ULC	Nova Scotia
Weigh-Tronix UK Limited	United Kingdom
Wilsonart Finance Ltd.	Delaware
Wilsonart International Holdings LLC	Delaware
Wilsonart International, Inc.	Delaware
Wynn Oil (South Africa) (Pty) Ltd.	South Africa
Wynn's Automotive France SAS	France
Wynn's Belgium BVBA	Belgium
Wynn's Italia Srl	Italy
Wynn's Mekuba India Pvt Ltd	India
Wynn's Oil Holdings B.V.	Netherlands
Zip-Pak International B.V.	Netherlands
Zip-Pak Japan Company Limited	Japan